As filed with the U.S. Securities and Exchange Commission on March 18, 2009

1933 Act Registration No. 002-96538

1940 Act Registration No. 811-04262

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 47	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 49	☒

AMERICAN PENSION INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

2303 Yorktown Avenue, Lynchburg, Virginia 24501

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (434) 846-1361

David D. Basten, President

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(Name and Address of Agent for Service)

Copies to:

Thomas S. Harman, Esq.

Morgan, Lewis & Bockius, LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Telephone: (202) 739-5662

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b)(1)(v) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

API Funds

Class A and Class L Shares

API MASTER ALLOCATION FUND

API Funds (the “Trust”) offers multiple series of shares (the “API Funds”). Each series offers you a separate investment, with its own investment objective and policies. This prospectus offers the Class A and Class L Shares of the API Master Allocation Fund (the “Fund”).

PROSPECTUS DATED MARCH 18, 2009

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

About the Fund:

1	Investment Objective and Strategies

2	Additional Information

4	Principal Risks

9	Performance

9	Fees and Expenses

11	Management

About Your Investment:

12	How to Invest

19	Determining Net Asset Value

21	How to Sell Your Shares

24	Frequent Purchases and Redemptions

25	Services for Investors

29	Distribution Arrangements

30	Dividends and Taxes

Back Cover	General Information

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering made by this prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund or its distributor. This prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

INVESTMENT OBJECTIVE AND STRATEGIES

API Master Allocation Fund

Investment Objective: Long term capital appreciation and current income.

Principal Investment Strategies:

Under normal conditions, Yorktown Management and Research Company (the “Adviser”) seeks to achieve the Fund’s investment objective by investing Fund assets in a variety of equity and debt securities. The Adviser intends to invest Fund assets in the securities of other open-end mutual funds managed by the Adviser (each a “Frontier Fund” and, collectively, the “Frontier Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Adviser does not presently intend to invest Fund assets in individual equity or debt securities. Rather, the Fund will seek to gain exposure to those asset classes through investments in the Frontier Funds or other Underlying Funds (defined below).

In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including, among others:

■	Common stock of U.S. and foreign issuers and other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements;

■	Securities issued by investment companies, such as open-end mutual funds (including the Frontier Funds), exchange-traded funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies (“Underlying Funds”);

■	Long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. government securities, corporate bonds, and commercial paper), including investments rated below investment grade, commonly knows as “junk bonds;”

■	Index securities, including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or benchmark (“Index Securities”);

■	Index products representing interests in a portfolio of leveraged instruments (such as equity index swaps, futures contracts and options on securities, futures contracts and stock indices), seeking to outperform the performance of a specific securities index or benchmark on a daily basis (“Enhanced Index Products”);

■	Real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

■	Derivatives such as options, futures, forward contracts, swaps, caps, floors, collars, and indexed securities; and

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API Trust

■	Currencies, including currency related derivatives.

When investing in an Underlying Fund, the Adviser considers, among other things, the Underlying Fund’s past performance and its investment objectives and policies, the investment style, reputation and quality of its investment adviser and the Underlying Fund’s size and cost structure. The Adviser selects Index Securities and Enhanced Index Products in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments through investments in Underlying Funds, Index Securities and Enhanced Index Products, the Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund in a variety of circumstances, such as: when an investment no longer appears to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Additional Information

Temporary Investments.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Portfolio Turnover.

The Fund, directly or indirectly, may engage in active and frequent trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Underlying Funds.

The Fund may invest in shares of the same Underlying Fund as the Frontier Funds. However, the Fund and the Frontier Funds collectively, together with their affiliates, generally may not acquire more than 3% of an Underlying Fund’s total outstanding voting shares. The Fund may also invest in shares of one or more Frontier Funds. Such investments are not subject to the 3% limitation. The Fund will not invest in an Underlying Fund that itself invests more than 10% of its total assets in securities issued by other investment companies.

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As noted later in this prospectus, purchases of Fund shares may be subject to sales loads and distribution (12b-1) and service fees. Certain other Underlying Funds may also charge such loads and fees. When the Fund purchases shares of an Underlying Fund, the Fund will not pay sales loads and/or distribution (12b-1) and service fees if those loads and fees, combined with the Fund’s sales load and distribution (12b-1) and service fees, exceed Financial Industry Regulatory Authority sales charge limits.

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PRINCIPAL RISKS

All Funds

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. There is no assurance that the Fund will meet its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information relating to the risks of investing in the Fund, please see the Fund’s Statement of Additional Information (“SAI”).

The following are risks associated with investments by the Fund made directly, or indirectly through investments in Underlying Funds.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock. At different times, the Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of the Fund’s portfolio securities may not be widely traded and the Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for the Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an Underlying Fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an Underlying Fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

Underlying Funds other than the Frontier Funds are not affiliated with the Fund or its Adviser. Therefore, investment decisions by the investment advisers of the non-affiliated Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one non-affiliated Underlying Fund may be

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purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund or a Frontier Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Some of the Underlying Funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the Underlying Funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the Underlying Funds. You should recognize that you may invest directly in the Underlying Funds and that, by investing in the Underlying Funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Underlying Funds. When an Index Security or Enhanced Index Product is an investment company security, these risks also apply.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Index Security and Fund Risk. Index Securities and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in Index Securities involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of Index Securities may trade at a market discount.

Enhanced Index Product Risk. Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, Enhanced Index Products represent a portfolio of leveraged instruments, and are therefore subject to increased leverage risk.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased. When appropriate or as required by law, the Fund will segregate assets used in connection with leveraging strategies.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable

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API Trust

to pay interest or repay principal when it is due. In addition, when the Fund invests directly or indirectly in debt securities, it may be subject to the following risks:

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or High Yield/High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. When the Fund invests in “junk bonds,” it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, when the Fund invests in emerging market countries it may be required to establish special custody or other arrangements before investing.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

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Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Options, Futures and Other Derivatives. Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and carry additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the Fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Privately Placed Securities. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

Short Sales Risk. A short sale involves the sale by the Fund of a security or other asset that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same asset at a later date at a lower price. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Such transactions could create leverage (see “Leverage Risk”) and may also involve the cost of borrowing the security.

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API Trust

Leverage Risk. Leveraging by the Fund may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Growth Style Risk. The Fund may invest in Underlying Funds that pursue a growth style of investing (“growth style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Growth style funds may invest in securities of companies that their advisers believe have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Value Style Risk. The Fund may invest in Underlying Funds that pursue a value style of investing (“value style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Value style funds may invest in securities of companies that their advisers believe to be undervalued. Even though value style funds invest in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for a value style fund will appreciate in value. In addition, many of the stocks selected for value style funds may be more volatile than the general market.

Current Economic Conditions — Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. These conditions resulted, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s fixed income securities uncertain and/or result in sudden and significant value declines in its holdings. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

Non-Diversification Risk. The Fund may invest in Underlying Funds that are non-diversified (“non-diversified funds”). Non-diversified funds may invest in fewer issuers than diversified funds. Thus, the value of a non-diversified fund’s shares may vary more widely, and a non-diversified fund may be subject to greater investment and credit risk than if it invested more broadly.

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PERFORMANCE

The Fund is new, and therefore does not have performance history for a full calendar year.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
API Master Allocation Fund
	Class A Shares	Class L Shares
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%(1)	None
Maximum deferred-sales charge (load)	None(2)	None
Maximum account fee (for accounts under $500)	$25.00/year	$25.00/year

(1) The Fund reserves the right to waive the sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund’s Board of Trustees has approved this waiver. The maximum sales charge for Class A Shares is reduced for purchases of $25,000 or more. See “Sales Charges — Class A Shares.”

(2) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A Shares made within one year following purchases of $1 million or more made without an initial sales charge. The contingent deferred sales charge is based upon the lesser of: (1) the original purchase price or (2) the redemption proceeds.

Annual Operating Expenses (expenses that are deducted from fund assets)
	API Master Allocation Fund
	Class A Shares	Class L Shares
Management Fee (3)	0.30%	0.30%
Distribution (12b-1) and Service Fee (4)	0.50%	1.00%
Other Expenses (5)	1.15%	1.15%
Acquired Fund (Underlying Fund) Fees and Expenses (6)	1.72%	1.72%
Total Annual Fund Operating Expenses	3.67%	4.17%

(3) The Management Fee has two components: (i) a fee on net assets invested in Frontier Funds (“Frontier Fund Assets”) and (ii) a fee on net assets not invested in Frontier Funds (“Other Assets”). The advisory fee for Frontier Fund Assets is 0.30% of the average daily Frontier Fund Assets of the Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the Fund.

(4) The Trust has adopted a Plan of Distribution for the Fund’s Class A and Class L Shares pursuant to Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to Unified Financial

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Securities, Inc., the distributor of the Funds (the “Distributor”). The Fund’s Plan of Distribution for Class A Shares authorizes payment of up to 0.50% of Class A Shares’ average daily net assets for distribution fees. Class L Shares of the Fund pay a maximum distribution and service fee of and 1.00% of the Class L Shares’ average daily net assets. Of these amounts, 0.75% represents distribution fees and 0.25% represents shareholder service fees. The higher 12b-1 fees borne by Class L Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(5) “Other Expenses” include custody, transfer agency, administrative services and accounting services fees, legal and audit expenses, trustee compensation registration fees and shareholder service fees, and are based on estimated amounts for the current fiscal year. The Adviser has voluntarily agreed to waive administrative services and accounting services fees until the Fund’s assets under management reach $25 million.

(6) “Acquired Fund (Underlying Fund) Fees and Expenses” include the fees and expenses the Fund incurs indirectly as a result of investment in shares of one or more Underlying Funds, and are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$923	$1,634
Class L	$419	$1,267

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MANAGEMENT

Yorktown Management and Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as the Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to the Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. Messrs. David D. Basten and David M. Basten serve as portfolio managers to the Fund and are responsible for the day-to-day management of the Fund’s portfolio. Mr. David D. Basten is the Fund’s lead portfolio manager and has served in that capacity since the commencement of the Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, and partner of Downtown Enterprises. Mr. David D. Basten has also served as President and Director of Yorktown Distributors, Inc. Mr. David M. Basten has served as portfolio manager since the commencement of the Fund’s operations and prior to that held various positions at the Adviser, including as a securities analyst. Messrs. David D. Basten and David M. Basten also serve as the portfolio managers of the Frontier Funds. The SAI provides additional information about compensation, ownership of securities in the Fund and other accounts managed by Messrs. Basten.

For its services, the Adviser is entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund. The management fee has two components: (i) a fee on Frontier Fund Assets and (ii) a fee on Other Assets. The advisory fee for Frontier Fund Assets is 0.30% of the average daily Frontier Fund Assets of the Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the Fund.

A discussion of the basis for the decision of the Board to approve the investment advisory agreement with the Adviser will be available in the semi-annual report to shareholders for the period ended July 31, 2009.

Pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), the Adviser also acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, the Adviser maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business. For its services as accounting services agent, the Adviser receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, and a minimum fee plus out-of-pocket expenses.

In addition, pursuant to an Administrative Services Agreement (the “Administration Agreement”), the Adviser also acts as the administrative services agent of the Fund. As the administrative services agent of the Fund, the Adviser performs certain administrative services for the Fund and provides certain other ministerial services to implement the investment decisions of the Fund. For its services as administrative services agent, the Adviser receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, and a minimum fee plus out-of-pocket expenses.

Portfolio Holdings. A description of the Trust’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the SAI.

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HOW TO INVEST

Fund Shares are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

You may obtain application forms for the purchase of Class A and Class L Shares of the Fund by contacting the shareholder services department (“Shareholder Services”) of Unified Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer agent, at the address or telephone number shown below.

Regular Mail:

API Funds

P.O. Box 6110

Indianapolis, Indiana 46206

Overnight Mail:

API Funds

2960 N. Meridian St., Ste. 300

Indianapolis, Indiana 46208

Phone:

(888) 933 8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. If you purchase Shares of the Fund from certain broker-dealers, banks or other authorized third parties, Shareholder Services will be deemed to have received your purchase order when that third party has received your order. The Trust and the Distributor reserve the right to reject any purchase order and to discontinue offering Shares of the Fund for purchase.

Additional Investments. You may purchase additional Shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and

■	a check made payable to the applicable Fund

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Checks should be sent to the Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program, which is overseen by the Trust’s Anti-Money Laundering Agent. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A and Class L Shares of the Fund by

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requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Share Class Alternatives. The Fund offers investors two different classes of shares, Class A Shares and Class L Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. The Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

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Sales Charges — Class A Shares

Class A Shares of the Fund are sold at the offering price, which is the net asset value plus an initial maximum sales charge as described below:

Class A Shares Sales Charge Schedule*
Size of Investment	As % of Offering Price	As % of Net Amount Invested
First $25,000	5.75	6.10
$25,001 to $50,000	5.00	5.26
$50,001 to $100,000	4.50	4.71
$100,001 to $250,000	3.50	3.63
$250,001 to $500,000	2.50	2.56
$500,001 to $750,000	2.00	2.04
$750,001 to $1,000,000	1.50	1.52
Over $1,000,000	0.00**	0.00**

*The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

**Investments in Class A Shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

The Distributor may pay dealers up to 1% on investments made in Class A Shares with no initial sales charge. This 1% payment is not available for Class A Shares sold through certain financial intermediaries (e.g., fund “supermarkets” and a “no transaction fee platforms”), among others to be decided at the sole discretion of the distributor.

The Fund reserves the right to waive the sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

Class A Shares of the Fund are sold subject to a front-end sales charge as described above. The Distributor normally reallows 100% of the sales charge to selling broker-dealers. The total amount reallowed to each broker-dealer is intended to be shared between the selling broker-dealer firm and its representatives.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

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Class A Shares Quantity Discounts

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Fund or its authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or its authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, its authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the

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shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Class A Shares Purchase Program

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1)	Current or retired trustees or directors of funds advised by the Adviser and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of the Adviser and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing Fund shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other account or program in which the clients pay a fee (which may be asset-based and/or subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the account or program.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

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(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) or Keogh plan) if:

(i)	The account being funded by such rollover is maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(ii)	The dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

(8)	Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

(9)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fees) brokerage accounts.

(10)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund’s Adviser. There is no minimum investment amount for purchases made under this option (10).

The term “families” includes a person’s spouse, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse. Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Shareholder Services by the investment adviser, financial planner, trust company or bank trust department, provided that Shareholder Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

The Fund reserves the right to waive sales charges for the reinvestment of proceeds from the sale of shares of a non-API Fund where those shares were subject to a front end sales charge or a deferred sales charge (sometimes called a NAV transfer).

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DETERMINING NET ASSET VALUE

The offering price of the Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of the Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to the Fund’s Class A or Class L Shares, subtracting any liabilities (including accrued expenses) attributable to the Fund’s Class A or Class L Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s fair value calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

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The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by those traders.

If a security or securities that the Fund owns are traded after the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

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HOW TO SELL YOUR SHARES

You may sell your Class A or Class L Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■	by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Fund automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

In order to receive the current day’s net asset value, a telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time). If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, your redemption request will be processed at the next-determined net asset value.

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Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services.

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ADDITIONAL INFORMATION

Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Fund, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. The Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Fund at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

The Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If the Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

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FREQUENT PURCHASES AND REDEMPTIONS

The Fund is intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders of the Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Fund may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Fund when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Fund and the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Fund and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Fund or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Fund or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Fund in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Fund held by other shareholders.

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SERVICES FOR INVESTORS

Systematic Investment Plan

You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in the Fund, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services. For Class L Shares, a deferred sales charge is not imposed on amounts redeemed pursuant to the Systematic Withdrawal Plan provided that the amount redeemed for a particular Fund does not exceed on an annual basis 10% of your account value at the time the election to participate in the Systematic Withdrawal Plan is made.

Exchange Privileges

You may exchange Class A Shares and Class L Shares of any API Fund for Class A Shares and Class L Shares of any other API Fund, respectively. In addition, you may exchange Class C Shares and Class D Shares of any API Fund for Class L Shares of any API Fund. Also, you may exchange Class L Shares of any API Fund for Class C Shares of any API Fund. If you exchange Shares that you purchased without a sales charge or with a lower sales charge into an API Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Shares into an API Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the API Fund into which you are making the exchange.

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You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each API Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one API Fund’s shares and a subsequent purchase of the other API Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Fund available to their customers or registered representatives, including costs for providing the Fund with “shelf space” and/or placing the Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Fund and/or its affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Fund that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of the Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries, including but not limited to the following:

1717 Capital Management, Inc.

A.G. Edwards & Sons, Inc.

Ridge Clearing (ADP Clearing)

Advisors Clearing Network

AIG — Advantage Capital Corporation

AIG — AIG Financial Advisors

AIG — Financial Service Corporation

AIG — Royal Alliance

Allegheny Investments, Ltd.

American General Securities

American Portfolios Financial Services

Ameriprise Financial, Inc.

Ameritas Investment Corporation

Ameritrade, Inc. (Advanced Clearing)

Anderson & Strudwick, Inc.

Aquarius Fund Distributors, LLC

Argent Capital Group, Inc.

Associated Securities Corporation

Balanced Financial Securities

Bank of America Financial Services

Bannon, Ohanesian & Lecours, Inc.

Beaconsfield Financial Services, Inc.

Bellamah, Neuhauser, Barrett

Bernard Herold & Company, Inc.

Brazos Securities, Inc.

Brookstreet Securities Corporation

Cambridge Investment Research, Inc.

Cantella & Company

Cape Securities, Inc

Capital Brokerage Corporation

Capital Guardian LLC

Capital Investment Brokerage Inc

Capital Investment Group Inc

Capitol Securities Management

Cedar Creek Securities, Inc.

Centaurus Financial, Inc.

Charles Schwab

Citigroup Global Markets

Clearview Correspondent Services

Clinger & Company, Inc.

Commonwealth Equity Services

Commonwealth Financial Network

Community Bank

Concord Equity Group (The)

Correll Co Investment Services

CRI Securities, Inc.

Crowell, Weedon & Company

Crown Capital Securities, LP

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API Trust

CUSO Financial Services, LP

Cutter & Company, Inc.

Davenport & Company

Delta Equity Services Corporation

Detwiler, Mitchell, Fenton & Graves, Inc.

Dominion Investor Services, Inc.

E*Trade Clearing LLC

Edward D. Jones & Company

Edwin C. Blitz Investments, Inc.

ePlanning Securities, Inc.

Equity Services

Express Securities, Inc.

Finance 500, Inc.

Financial West Group

Fintegra, LLC

First Allied Securities, Inc.

First Asset Financial

First Clearing LLC

First Dominion Capital Corp

First Securities Network Corp.

First Southwest Company

Fiserv Trust Company

Foothill Securities, Inc.

Founders Financial Securities, LLC

FTJFundchoice

G.A. Repple & Company

Garbacz Group Inc. (The)

Geneos Wealth Management, Inc.

Genworth Financial Securities

GoldK Investment Services

Great American Advisors

GWFS Equities Inc.

H. Beck, Inc.

H.D. Vest Investment Services

Hand Securities, Inc.

Harbour Investments, Inc.

Harvest Financial Corporation

ING — Bancnorth Investment Group

ING — Financial Network Inv Corp

ING — ING Financial Partners

ING — Multi-Financial Securities Corp

ING — Primevest Financial Services

InterCarolina Financial Services, Inc.

Intersecurities

Intervest International Equities Corp.

Investors Capital Corporation

Invest Financial Corporation

Investors Security Company, Inc.

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomery Scott

Jefferson Pilot Securities Corporation

Kalos Capital, Inc.

Kingsbridge Capital Corporation

KMS Financial Services, Inc.

LaSalle St Securities, LLC

Legent Clearing

Leonard & Company

Lincoln Financial Advisors Corp.

Lincoln Financial Group

Lincoln Investment Planning

LPL Financial Services

M&I Brokerage Services, Inc.

MCL Financial Group

Mesirow Financial, Inc.

MSCS Financial Services (MG, Matrix)

MHA Financial Corporation

Mid-Atlantic Capital Corporation

ML — Towers Square Securities, Inc.

ML — Walnut Street Securities, Inc.

Merrill Lynch

Morgan Stanley DW Inc.

Mutual Service Corporation

Naftal & Associates

National Financial Services (Fidelity)

National Planning Corporation

Newbridge Securities

NFP Securities, Inc.

O.N. Equity Sales Company

Oberlin Financial Corporation

OmniVest, Inc.

Pacific Financial Associates, Inc.

Pacific West Securities, Inc.

Packerland Brokerage Services, Inc.

Penson Financial Services, Inc.

Pershing

Pershing FundVest Addendum

Pershing Advisor Solutions, LLC

Portfolio Brokerage Services

Preferred Financial Group

ProEquities, Inc.

Questar Capital Corporation

Raymond James & Associates

Raymond James Financial Services

Rothschild Investment Corporation

Sammons Securities Co, LLC

Scott and Stringfellow, Inc.

Scottrade, Inc.

Securian Financial Services, Inc.

Securities America, Inc.

Securities Service Network, Inc.

SEI Trust Company

Southwest Securities, Inc. (SWS)

Sterne Agee Financial Services

Sterne, Agee & Leach, Inc.

Stifel Nicolaus & Company, Inc.

Stockcross Financial Services, Inc.

Sycamore Financial Group

Synovus Securities, Inc.

Tavenner Group (The)

Terra Securities Corporation

Thomas M. Nixon & Associates, Inc.

Triad Advisors, Inc.

True North Financial Services, Inc.

UBS Financial Services

United Planner's Financial Services

VSR Financial Services, Inc.

Wachovia Bank

Wachovia Securities, LLC

Washington Securities Corporation

Waterstone Financial Group

Wedbush Morgan

Wells Fargo Securities

Westminster Financial Securities, Inc.

Westport Capital Markets

Wilbanks Securities

World Capital Brokerage Inc

World Group Securities, Inc.

WRP Investments, Inc.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

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DISTRIBUTION ARRANGEMENTS

The Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees

The Board has adopted a Distribution and Service Plan for the Fund’s Class A and Class L Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of Class A and Class L Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of a class. The Fund’s Plan of Distribution for Class A Shares authorizes payment of up to 0.50% of Class A Shares’ average daily net assets for distribution fees. Class L Shares of the Fund pay a maximum distribution and service fee of 1.00% of the Class L Shares’ average daily net assets. Of the 1.00% amount for Class L Shares, 0.75% represents distribution fees and 0.25% represents shareholder service fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s Class A or Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to paying fees under the 12b-1 plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan. The Trust has adopted a shareholder servicing plan (the “Plan”) with respect to the Class A Shares of the Fund pursuant to which the Fund will pay an annualized fee of 0.25% of its average daily net assets to brokers, dealers, banks, trust companies and other financial representatives for providing a variety of services. Currently, the Plan has not been implemented and therefore no fees are being paid pursuant to the Plan.

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API Trust

DIVIDENDS AND TAXES

Dividends and Other Distributions. The Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by the Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from the Fund’s investment company taxable income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of the Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

The Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 15% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If the Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of the Fund’s dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Distributions to you of the Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 15% maximum federal income tax rate for individual shareholders.

The portion of the dividends the Income Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. The Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

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A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of the Fund’s shares for shares of another API Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 15% rate mentioned above. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2010.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

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GENERAL INFORMATION

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST

API Funds

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

SHAREHOLDER SERVICES

API Funds

P.O. Box 6110

Indianapolis, Indiana 46206-6110

(888) 933-8274

For Overnight Deliveries :

API Funds

2960 N. Meridian Street

Suite 300

Indianapolis, Indiana 46208

You can obtain more information about the Fund in:

*	the SAI dated March 18, 2009, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both this prospectus and the SAI. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).
*	the Annual and Semi-annual Reports to Shareholders, which detail the Fund’s actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund’s most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

By Mail:              API Funds

                                2303 Yorktown Avenue

                                Lynchburg, Virginia 24501

By Telephone:   (800) 544-6060

By Internet:      www.apitrust.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Trust’s SEC 1940 Act file number is: 811-04262

API FUNDS

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(434) 846-1361

(800) 544-6060

STATEMENT OF ADDITIONAL INFORMATION

March 18, 2009

This Statement of Additional Information (“SAI”) sets forth information regarding API Funds (the “Trust”) and its series the API Master Allocation Fund (the “Fund”). This SAI is not a prospectus. It should be read in conjunction with the current prospectus of the Fund, dated March 18, 2009, as may be supplemented or revised from time to time. Yorktown Management & Research Company, Inc. (the “Adviser”) is the investment adviser and administrator of the Fund and Unified Financial Securities, Inc. (the “Distributor”) is the distributor of the Fund.

This SAI is incorporated by reference into the Fund’s prospectus. In other words, this SAI is legally part of the Fund’s prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the prospectus. It is intended to provide additional information regarding the activities and operations of the Fund.

You may obtain, without charge, the current prospectus, SAI, annual report, and semi-annual report of the Fund, when available, by contacting the Trust at:

API Funds

2303 Yorktown Avenue

Lynchburg, VA 24501

(800) 544-6060

Current prospectus:

•	Class A and Class L Shares: Master Allocation Fund

GENERAL

The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust, and it is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The Fund is a separate investment portfolio or series of the Trust. The Fund currently offers two classes of shares: Class A Shares and Class L Shares. The Class L Shares have a distribution and service (i.e., 12b-1) fee, but no front-end sales charge or deferred sales charge. The Class A Shares have a maximum front-end sales charge of 5.75% and a distribution (i.e., 12b-1) fee, but no deferred sales charge. Each class of shares is substantially the same, as they represent interests in the same portfolio of securities and differ only to the extent that they bear different sales charges and expenses.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series and separate classes. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and non-cumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

The investment objective of the Fund may not be changed without the affirmative vote of a majority of the Fund’s “outstanding voting securities,” as defined in the 1940 Act. Certain other investment restrictions that apply to the Fund may not be changed without shareholder approval, as indicated below. All other investment policies and restrictions, unless otherwise indicated, may be changed by the Board without shareholder approval. The following information supplements the discussion of the Fund’s investment objective and policies found in the applicable prospectus.

Whenever an investment policy or restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund’s acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s net or total assets will not cause the Fund to violate a percentage limitation, except for those relating to borrowing or illiquid securities. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Fund to violate a quality standard.

FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the Fund’s investment objective, the following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, provided, however, that securities issued by investment companies shall not be deemed an industry.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1.	Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total net assets.

2.	Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. Further, securities issued by investment companies shall not be deemed as an industry. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

4.	Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations.

The Fund may not purchase or otherwise acquire the securities of any investment company (except in connection with a merger, consolidation or acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company. This limitation does not apply to investments of securities of other API Funds. The Fund will not invest in any investment company that itself invests more than 10% of its total assets in securities issued by other investment companies.

In addition, the open-end and closed-end investment companies and unit investment trusts in which the Fund invests (the “underlying funds”) may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Fund may, from time

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to time, invest in shares of the same underlying fund as other API Funds, the percentage of each API Fund’s assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each API Fund.

INVESTMENT POLICIES AND RISKS

The following supplements the information contained in the prospectus concerning the Fund’s investment policies and risks. The following are investment policies and risks associated with investments by the Fund made directly, or indirectly through investments in underlying funds.

Repurchase Agreements. The Fund may invest in repurchase agreements with U.S. banks and dealers secured by U.S. Government securities. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

Bank Obligations. The Fund may invest in instruments (including certificates of deposit and bankers’ acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. To the extent the Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. See Appendix B to this SAI for more information on ratings assigned to commercial paper.

Illiquid Securities. The Fund may hold illiquid securities. The Fund or an underlying open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists (“illiquid securities”) or securities the disposition of which would be subject to legal restrictions (so-called “restricted securities”) and repurchase agreements maturing in more than seven days. An underlying closed-end fund may invest without limit in such securities. A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, the Fund or an underlying fund might obtain a less favorable price than prevailed when it decided to sell.

Short Sales. The Fund may invest in underlying funds that sell securities short. In a short sale, the underlying fund sells securities that it does not own, making delivery with securities “borrowed” from a broker. The underlying fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the

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price at which the securities were sold by the underlying fund. Until the securities are replaced, the underlying fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the underlying fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

An underlying fund also must deposit in a segregated account an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the underlying fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an underlying fund’s inability to cover the short position or a theoretically unlimited loss for the underlying fund. The underlying fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

In addition, certain underlying funds may engage in short sales “against the box.” A short sale is “against the box” if at all times when the short position is open the Fund or underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Portfolio Securities. The Fund may lend a portion of its portfolio securities constituting up to 5% of its net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities and maintained with the Fund’s custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although the Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote was considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In order to minimize these risks, the Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

Foreign Securities. The Fund may invest in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of the Fund’s assets and political or social instability or diplomatic developments. These risks often are heightened to the extent the Fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficient and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the Fund generally calculates its net asset values and completes orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange (“NYSE”) is open. However, foreign securities in which the Fund may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of the Fund’s portfolio may be significantly affected by such trading.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

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Investment income and gains realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

Depositary Receipts. The Fund may invest in foreign equity or debt securities directly or through the use of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar securities convertible into securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Fund may invest in either type of ADR. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations and Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Investments in Other Investment Companies. The Fund may seek to achieve its investment objective by investing in shares of underlying funds, including other investment companies managed by the Adviser. Underlying funds include open-end mutual funds (including other API Funds), exchange-traded funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies. The Fund may invest in shares of the same underlying fund as other API Funds; however, the percentage of the Fund’s assets so invested may vary and the Fund and its affiliates may not hold more than 3% of an underlying fund’s shares. This limitation does not apply to investment in shares of other API Funds.

The underlying funds in which the Fund may invest include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Fund. For example, although the Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging).

If an underlying fund submits a matter to shareholders for vote, the Fund will either vote the shares (i) in accordance with instructions received from Fund shareholders or (ii) in the same proportion as the vote of all other holders of such securities. The Fund intends only to invest in underlying funds that intend to qualify for treatment as RICs. If an underlying fund fails to qualify for that treatment, it will be subject to federal income tax and may adversely affect the investing Fund’s ability to qualify for that treatment. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

Open-End Funds. The Fund may purchase shares of open-end funds that impose a front-end sales load (“Load Fund Shares”) and shares of open-end funds that do not impose a front-end sales load. An open-end fund is currently permitted under the rules of the Financial Industry Regulatory Authority (“FINRA”) to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested), provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of the Fund’s assets in funds that impose no front-end sales load. Where an underlying fund imposes a sales load, the Adviser, to the extent possible, seeks to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund’s average daily net assets. When the Fund purchases shares of an underlying fund, the Fund will not pay sales loads and/or Distribution (12b-1) and Service Fees if those loads and fees, combined with the Fund’s sales load and Distribution (12b-1) and Service Fees, exceed FINRA sales charge limits.

The Fund also may purchase shares of open-end funds that impose contingent deferred sales charges (“CDSC”) or redemption fees. In the event that the Fund purchases and then redeems its investment in an underlying fund on a short-term basis, the Fund may pay a CDSC or redemption fee. To the extent that the Fund invests more than 5% of its total assets in any one underlying fund or more than 10% of its total assets in all underlying funds, the Fund will comply with Rule 12d1-3 under the 1940 Act, which imposes limitations on the aggregate amount of sales charges and service fees that may be imposed by the Fund and an underlying fund.

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Although open-end fund shares are redeemable by the Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

Closed-End Funds. The Fund may purchase shares of closed-end funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, the American Stock Exchange or the Nasdaq Stock Market (“Nasdaq”) or, in some cases, may be traded in other over-the-counter (“OTC”) markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares’ trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount or a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

A closed-end fund may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect, of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.

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Index Securities and Enhanced Index Products. The Fund may invest in Index Securities and Enhanced Index Products. Index Securities, including exchange traded funds such as Standard & Poor’s Depositary Receipts™, iShares MSCI Funds™, or iShares Lehman Aggregate Bond Fund™, represent interests in a portfolio of common stocks or fixed income securities designed to outperform the price and dividend yield performance of a broad-based equity or fixed income securities index, such as the Standard & Poor’s 500 Composite Stock Price Index or the Lehman Brothers U.S. Aggregate Index. Index Securities are traded on an exchange like shares of common stock. The value of an Index Security fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index they track. Index Securities are subject to the risks of an investment in a broad-based portfolio of common stocks. Index Securities are considered investments in other investment companies.

Enhanced Index Products represent a portfolio of leveraged instruments, including equity index swaps, short sales, futures and options contracts, and stock indices, that engage in strategies such as short sales of securities in an effort to achieve investment results that will outperform the performance of a specific securities index or benchmark on a daily basis. Such benchmarks generally consist of a percentage return above or below that of a recognized securities index, such as 200% of the performance of the S&P 500 Index, NASDAQ 500 Index, or other such index, or 200% of the inverse (opposite) performance of such indices. If the Enhanced Index Product meets its objective, the value of its shares will tend to increase or decrease on a daily basis by 200% of the value of any increase in the underlying index, depending on whether the underlying index is based on inverse performance. When the value of the underlying index declines, the value of the Enhanced Index Fund’s shares should also decrease or increase on a daily basis by a percentage of the value of any decrease in the underlying index.

Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, because the Enhanced Index Product is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Enhanced Index Product from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Enhanced Index Product’s performance to be less than expected.

To the extent that an Index Security or Enhanced Index Product is an investment company, investors in the Fund will bear not only their proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Index Security or Enhanced Index Product.

Investments in Private Investment Companies. The Fund may invest in the securities of private investment companies, including “hedge funds.” As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are currently not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered funds are subject. Regulatory requirements are subject to change. There may be very little public information available about their investments and performance. A private investment company may have restrictions on withdrawals, including, without limitation, long lock-up periods (generally ranging from two to five years or longer), gating provisions and suspension of withdrawal rights, in whole or in part. In addition, a private investment company may segregate and label a “side pocket” portion of its portfolio. Such “side pocket” investments or assets may include, without limitation, investments or assets that are illiquid, difficult to value, subject to lock up or non-redemption provisions, or subject to other special circumstances where it may be prudent, necessary or desirable to segregate them from other assets or investments. In the event that the Fund requests a withdrawal of its investment, no payment will be made with respect to the corresponding “side pocket” investment until such time as the “side pocket” investment experiences a “liquidity event.” Such limitations on liquidity must be considered significant and may result in loss of any and all amounts invested by the Fund in such private investment company. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will have to be determined under policies approved by the Board of Trustees.

Leverage. The Fund may engage in leverage directly or indirectly. Leveraging by the Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and related costs that may or may not be recovered by appreciation of the securities purchased. The Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that the Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.

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Warrants. The Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The Fund may invest in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the Fund’s investment in them will be lost. The Fund may not invest more than 5% of its net assets in warrants.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities. The Fund may invest in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Senior Securities. The Fund may utilize various investment techniques that may give rise to an obligation of the Fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided the Fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

When-Issued Securities. The Fund may enter into commitments to purchase securities on a when-issued basis. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the Fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice could have a leveraging effect on the Fund. When the Fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. The Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Stripped Securities. The Fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately. Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Debt Securities. The Fund may invest in debt securities rated above or below investment grade. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody’s or, if unrated, are determined by the Adviser to be of comparable quality. This includes debt securities rated “BBB” by S&P or “Baa” by Moody’s. Moody’s considers securities rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as “junk bonds”), which include debt securities rated “BB,” “B,” “CCC” and “CC” by S&P and “Ba,” “B,” “Caa,” “Ca” and “C” by Moody’s, are deemed by these agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than “B” may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality and are not a guarantee of quality. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings of S&P and Moody’s are described in detail in Appendix B of this SAI.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

Zero Coupon Securities. The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the “interest” on payment-in-kind securities, must be included in the Fund’s income. Accordingly, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions

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must be made from a fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

Hedging Strategies. The Fund may engage in certain hedging strategies involving options, futures and forward currency exchange contracts. The Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. The Fund’s ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations. These hedging strategies are described in detail in Appendix C of this SAI.

There are transactional costs connected with using hedging strategies. Where required under the 1940 Act, the Trust will segregate assets used in connection with hedging strategies. In addition, the use of hedging strategies involves certain special risks, including: (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund’s assets segregated to cover its obligations.

Foreign Currency Transactions. The Fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a “spot” (i.e., cash) basis.

In connection with its portfolio transactions in securities traded in the foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period. These foreign currency transactions are described in detail in Appendix C of this SAI.

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MANAGEMENT OF THE TRUST

Trustees and Officers. The Trust is governed by a Board of Trustees, which is responsible for protecting the interest of shareholders. The names and ages of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The address of each Trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501. A Trustee who is considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to the Fund, and the principal underwriter, and officers of the Trust, are noted.

Name and Date of Birth	Position(s) Held with Trust and Tenure(1)	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
INTERESTED TRUSTEES:

David D. Basten(2) 1951	President and Trustee since 1985	6	President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services). Father of David M. Basten.	None

David M. Basten, (2) 1977	Secretary/ Treasurer and Trustee since 2008	6	Managing Director & Portfolio Manager, Yorktown Management & Research, Inc. Son of David D. Basten.	None

INDEPENDENT TRUSTEES:

Mark A. Borel 1952	Trustee since 1985	6	President, Borel Construction Company, Inc.; President, Borel Properties (real estate); Partner, James Riviera, LLC (real estate); Partner, JBO, LLC (real estate); Partner, Combo, LLC (real estate); Partner, A & K Bo, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Jamborita II, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, Schmokies (restaurant); Partner, Neighbors Place Café (restaurant); Vice-President, Winnbo Electric (electrical contractor); Partner, Tabo, LLC (real estate); Partner, HAB, LLC (real estate); Partner, PPI, LLC (real estate); Partner, New London Development Company (real estate); Partner, City Place Commercial (commercial real estate); Partner, City Place Apartments (real estate); Partner, KBO, LLC (real estate); Partner, Lake Group, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, FATBO, LLC (shoe manufacturing)	None

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Name and Date of Birth	Position(s) Held with Trust and Tenure(1)	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Stephen B. Cox 1948	Trustee since 1995	6	Retired.	None

G. Edgar Dawson, III 1956	Trustee since 1995	6	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm).	None

Wayne C. Johnson 1953	Trustee since 1988	6	Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).	None

OFFICERS:

David D. Jones 1957	Chief Compliance Officer since 2008	N/A	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm); President and Chief Executive Officer, Citco Mutual Fund Services, Inc.	N/A

Charles D. Foster 1960	Chief Financial Officer since 1988	N/A	Chief Financial Officer, Yorktown Management & Research Company, Inc.; Chief Financial Officer, Yorktown Distributors, Inc.	N/A

M. Dennis Stratton 1962	Controller since 1989	N/A	Controller, Yorktown Management & Research Company, Inc.; Controller, Yorktown Distributors, Inc.	N/A

(1)	Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board.

(2)	Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser and as officers of the Trust.

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The following table shows the amount of equity securities in the Fund and the API Funds collectively owned by the Trustees as of the calendar year ended December 31, 2008:

Name	Dollar Range of Equity Securities Owned (Fund)	Aggregate Dollar Range of Equity Securities in the API Funds
INTERESTED TRUSTEES:
David D. Basten	None	Over $100,000
David M. Basten	None	Over $100,000
INDEPENDENT TRUSTEES:
Mark A Borel	None	$10,001-$50,000
Stephen B. Cox	None	$50,001-$100,000
G. Edgar Dawson, III	None	$10,001-$50,000
Wayne C. Johnson	None	$1-$10,000

The Trust has an Audit Committee, consisting of Messrs. Borel, Cox, Dawson and Johnson. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the last fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Borel, Cox, Dawson and Johnson, each of who is an independent member of the Board. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and to communicate with management on those issues. The Nominating Committee does not have a policy on shareholder nominations. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee did not meet during the last fiscal year.

Because the Adviser performs substantially all of the services necessary for the operation of the Trust and the Fund, the Trust requires no employees. No officer, Trustee or employee of the Adviser currently receives any compensation from the Trust for acting as a Trustee or officer.

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The Trust currently pays each Trustee who is not an “interested person” of the Trust $1,800 for his attendance at each meeting of the Board. There are no pension or retirement benefits accrued as part of the Trust’s expenses and there are no estimated annual benefits to be paid upon retirement. The following table shows the fees paid to the Trustees during the fiscal year ended January 31, 2009, for their services to the Trust:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
INTERESTED TRUSTEES:
David D. Basten	$0	None	None	$0
David M. Basten	$0	None	None	$0
INDEPENDENT TRUSTEES:
Mark A. Borel	$7,200	None	None	$7,200
Stephen B. Cox	$7,200	None	None	$7,200
G. Edgar Dawson III	$7,200	None	None	$7,200
Wayne C. Johnson	$7,200	None	None	$7,200

Policies Concerning Personal Investment Activities. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on file with, and can be reviewed and copied at, the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Portfolio Holdings Disclosure. The Trust has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Board. The policies permit disclosure of non-public portfolio holdings information to selected parties only when such party has a legitimate business purpose and a duty of confidentiality by agreement or by law. The Trust and/or the Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use their best efforts to enforce the terms of such agreements. Such parties include the Trust’s service providers (e.g., the Fund’s Investment Adviser, custodian, fund accountants and independent accountants, legal counsel, proxy voting services and pricing services), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality by agreement or by law, including a duty to not trade on the non-public information.

The Trust has the following ongoing arrangements to make available information about the Trust’s portfolio investments. Third party service providers are described in greater detail under the heading “Other Service Providers” in this SAI.

•	The Adviser has access to the Fund’s complete portfolio holdings on a daily basis to manage the Fund’s portfolio and vote proxies of the Fund.

•

The Trust’s custodian, UMB Bank, N.A., legal counsel, Morgan, Lewis & Bockius LLP, and pricing service, Interactive Data Pricing, may receive confirmation of portfolio activity within one business day of a trade.

•	The Trust may provide its independent registered public accounting firm, Tait, Weller & Baker LLP, complete year-end portfolio holdings within one week of the Trust’s year-end.

•

Lastly, the Trust may disclose portfolio holdings information on a monthly or quarterly basis to several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Fund. The Trust may provide its complete month-end portfolio holdings to Morningstar and Lipper within fifteen days of month-end, and the Trust may provide its complete quarter-end portfolio holdings to Standard and Poor’s and Thomson Financial within fifteen days of quarter-end.

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The Trust’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Trust’s non-public portfolio holdings. The Trust may determine to add a recipient under the policy only if it is determined by the Trust’s Chief Executive Officer, Chief Financial Officer or Chief Compliance Officer that the standards under the Trust’s policy have been met prior to such disclosure. According to Trust policy, no disclosure of portfolio holdings is made unless it is determined that such disclosure is in the best interests of the Trust and the Fund, and there are no conflicts of interest that would prevent such disclosure.

In no event does the Trust or the Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings. The Trust’s Chief Compliance Officer will report any material violations of these policies to the Board at its next regularly scheduled meeting. It is a violation of the Amended and Restated Code of Ethics of the Trust and the Adviser for any covered person to release non-public information concerning the Trust portfolio holdings to any party other except in the normal course of his or her duties on behalf of the Trust.

Disclosure of the Fund’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Fund’s proxy voting record for the most recent 12 month period ended June 30, 2009 will be available (1) without charge, upon request by calling API Funds at (800) 544-6060 and (2) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SECURITIES HOLDERS

The Fund had not commenced operations prior to the date of this SAI and therefore the Fund: (i) does not have any shareholders who beneficially own of record 5% or more of the outstanding shares of the Fund and (ii) the Trustees and officers of the Trust do not own any of the Fund’s outstanding shares.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Yorktown Management & Research Company, Inc., the adviser, located at 2303 Yorktown Avenue, Lynchburg, VA 24501, provides investment advisory and administrative services for the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Trust. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust.

The Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of the Fund, obtain and evaluate pertinent economic data relative to the investment policies of the Fund, place orders for the purchase and sale of securities on behalf of the Fund, and report to the Board periodically to enable them to determine that the investment policies of the Fund and all other provisions of its Advisory Agreement are being properly observed and implemented. Under the terms of the Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating expenses including, but not limited to, office space and equipment, executive and clerical personnel, telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement provides that it will remain in effect for an initial two year term and may be renewed from year to year with respect to the Fund, provided that such renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, or by the Board, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (by vote cast in person at a meeting called for that purpose). Any approval of the Advisory Agreement or the renewal thereof with respect to a the Fund shall be effective to continue the Advisory Agreement with respect to the Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and

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obligations thereunder. The Advisory Agreement may be terminated, without penalty, by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Advisory Fees Paid to the Adviser. For its services, the Adviser is entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund. The management fee has two components: (i) a fee on Frontier Fund Assets and (ii) a fee on Other Assets. The advisory fee for Frontier Fund Assets is 0.30% of the average daily Frontier Fund Assets of the Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under each Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others. Because the Fund is new, the Fund did not pay any fees to the Adviser as of the most recent fiscal year end.

In addition to the advisory fees, the Trust and the Fund are obligated to pay certain expenses that are not assumed by the Adviser or the Distributor. These expenses include, among others, securities registration fees, compensation for non-interested Trustees, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, accounting fees, transfer agency fees, certain distribution expenses pursuant to a plan of distribution adopted in the manner prescribed under Rule 12b-1 under the 1940 Act, if any, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders’ meetings and proxy solicitations. The Trust and the Fund are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or the Fund may be a party.

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ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Messrs. David D. Basten and David M. Basten serve as the portfolio managers to the Fund. Messrs. David D. Basten and David M. Basten have been the lead portfolio managers since commencement of the Fund’s operations. The table below provides information as of January 31, 2009 regarding other accounts, in addition to the Fund, for which Messrs. Basten have day-to-day management responsibilities.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
David D. Basten	5	$86,654,687	0	$0	0	$0
David M. Basten	5	$86,654,687	0	$0	0	$0

*	None of the other accounts managed by the portfolio managers are subject to a performance-based advisory fee.

Conflicts of Interest. Messrs. Basten manage the Adviser’s defined benefit plan. All assets of this plan are invested in the Fund. Mr. David D. Basten also manages certain personal and family accounts for which he receives no compensation for his services in such capacity. Their management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Messrs. Basten are subject to the Adviser’s Code of Ethics, which seeks to address potential conflicts of interest that may arise in connection with management of personal accounts, including family accounts.

Compensation. Mr. David D. Basten is a Portfolio Manager, the President and a Director of the Adviser. Mr. David M. Basten is a Portfolio Manager and Managing Director of the Adviser. Messrs. Basten each have an ownership interest in the Adviser and, therefore, receive a portion of its profits. Messrs. Basten are each also paid a fixed base salary and are eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits and participation in the Adviser’s qualified retirement plan.

Ownership of Securities by Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager's “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Because the Fund is new, as of the date of this SAI, the Portfolio Manager does not beneficially own shares of the Fund.

OTHER SERVICE PROVIDERS

Custodian. Pursuant to a Custodian Agreement with the Trust, UMB Bank, N.A. (the “Custodian”), 928 Grand Boulevard, Kansas City, Missouri 64106, acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Accounting and Pricing Services. Pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), Yorktown Management & Research Company, Inc. (“Yorktown”) acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, Yorktown maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business. For its services under the Accounting Agreement, Yorktown is entitled to an annual base fee per Fund of $30,000 ($2,500 per month) for one class of shares. For each additional class of shares the annual base fee is increased by $5,000. In addition to a base fee, Yorktown is entitled to an asset based annualized fee (that is computed daily and paid monthly) of 0.010% of the average daily net assets of the Trust up to $500 million and 0.005% of the average daily net assets of the Trust in excess of $500 million. Yorktown has voluntarily agreed to waive this fee until the Fund’s assets under management reach $25 million. Pursuant to the Accounting Agreement, the Fund will also reimburse Yorktown for out-of-pocket expenses, including but not limited

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to the costs of the daily securities price quotation services and the required performance reporting services utilized by the Fund. Yorktown is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust. Because the Fund is new, the Fund did not pay any fees to the accounting services agent as of the most recent fiscal year end.

Administrative Services. Pursuant to an Administrative Services Agreement (the “Administration Agreement”), Yorktown acts as the administrative services agent of the Fund. As the administrative services agent of the Fund, Yorktown performs certain administrative services for the Fund and provides certain other ministerial services to implement the investment decisions of the Fund. For its services under the Administration Agreement, Yorktown is entitled to an asset based annualized fee (that is computed daily and paid monthly) of 0.07% of the average daily net assets of the Fund up to $100 million, (with a minimum annual fee of $35,000 for the initial two classes and $5,000 per additional class); 0.05% on the next $150 million; and 0.02% on assets in excess of $250 million. Yorktown has voluntarily agreed to waive this fee until the Fund’s assets under management reach $25 million. Pursuant to the Administration Agreement, the Fund will also reimburse Yorktown for out-of-pocket expenses, including but not limited to the costs of the daily securities price quotation services and the required performance reporting services utilized by the Fund. Yorktown is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust. Because the Fund is new, the Fund did not pay any fees to the administrative services agent as of the most recent fiscal year end.

Transfer Agent. Pursuant to a Transfer Agent Agreement with the Trust, Unified Fund Services, Inc. (the “Transfer Agent”) acts as the Trust’s transfer and dividend disbursing agent. The Transfer Agent is located at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. The Transfer Agent provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Distributor. Unified Financial Securities, Inc., located at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 42608, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Fund’s shares is continuous. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class L and Class A Shares as described in the applicable prospectus and this SAI. In addition, the Distributor may receive Rule 12b-1 Distribution and Service Fees from the Fund, as described in the prospectus and this SAI.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Fund’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Fund’s tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Philadelphia, Pennsylvania 19103.

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DISTRIBUTION OF FUND SHARES

The Distributor acts as distributor of shares of the Fund under the Distribution Agreement, which requires the Distributor to use its best efforts to sell shares of the Fund. Shares of the Fund are offered continuously. As compensation for its services rendered to the Fund, the Adviser pays the Distributor a monthly fee based on the daily average net assets of the Fund. As distributor of Fund shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund’s shares or the servicing and maintenance of shareholder accounts, including compensation to employees of the Distributor; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund, such as office rent, employee salaries, employee bonuses and other overhead expenses.

The Distributor also may pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators’ customers invested in the Fund. This fee is in addition to any commissions these entities may receive from the Distributor out of the fees it receives pursuant to a distribution plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

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With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

Class A Shares Sales Charge Table

Size of Investment	Total Sales Charge		Reallowed to Dealers as a % of Offering Price*
	As % of Offering Price	As % of Net Amount Invested
First $25,000	5.75%	6.10%	5.75%
$25,001 to $50,000	5.00%	5.26%	5.00%
$50,001 to $100,000	4.50%	4.71%	4.50%
$100,001 to $250,000	3.50%	3.63%	3.50%
$250,001 to $500,000	2.50%	2.56%	2.50%
$500,001 to $750,000	2.00%	2.04%	2.00%
$750,001 to $1,000,000	1.50%	1.52%	1.50%
Over $1,000,000	0.00%**	0.00%**	0.00%**

*	The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

**	Investments in Class A Shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based upon the lesser of: (1) the net asset value of the shares redeemed or (2) the cost of such shares.

Class A Shares of the Fund are sold subject to a front-end sales charge as described in the prospectus. The Distributor normally reallows 100% of the sales charge to selling broker-dealers. The Distributor may pay dealers up to 1% on investments made in Class A Shares with no initial sales charge. This 1% payment is not available for Class A Shares sold through certain financial intermediaries (e.g., fund “supermarkets” and a “no transaction fee platforms”), among others to be decided at the sole discretion of the Distributor.

The Fund reserves the right to waive the sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund’s Board of Trustees has approved this waiver. Additionally, Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by certain persons, including registered representatives of selling firms or persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time. More information about these arrangements can be found in the section titled “Class A Shares Purchase Program” in the Prospectus.

No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days.

The Fund reserves the right to waive sales charges on certain Class A Shares for the reinvestment of proceeds from the sale of shares of a non-API Fund where those shares were subject to a front-end sales charge or a deferred sales charge (sometimes called a NAV Transfer).

Plan of Distribution. The Board has adopted a Distribution and Service Plan for the Fund’s Class A and Class L Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class, provided that the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. The Fund finances these distribution and service activities through payments made to financial institutions and intermediaries

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such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets, the Adviser (“Firms”) and/or the Distributor. The fee paid to Firms and/or the Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of a class. Class L Shares of the Fund pay a maximum distribution and service fee of 1.00% of the Fund’s Class L Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under Class L Shares’ Rule 12b-1 Plan and 0.25% represents shareholder service fees. The Fund’s Plan of Distribution for Class A Shares authorizes payment of up to 0.50% of Class A Shares’ average daily net assets for distribution 12b-1 fees.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, including a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder service fees are paid to certain service providers (“Service Organizations”) for providing one or more of the following services to customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers.

In approving the Plan, the Board considered all relevant factors, including that as the size of the Fund increases, the Fund should experience economies of scale and greater investment flexibility. The Board also considered the compensation to be received by Firms and the Distributor under the Plans and the benefits that would accrue to the Adviser as a result of the Plans in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment. As long as the 12b-1 Plan is in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

During the period it is in effect, the 12b-1 Plan obligates the Fund to pay fees to Firms and the Distributor as compensation for the distribution and service activities of the Distributor and other financial intermediaries, not as reimbursement for specific expenses incurred. Thus, even if Firms’ or the Distributor’s expenses exceed the fees they receive, the Fund will not be obligated to pay more than those fees and, if Firms’ or the Distributor’s expenses are less than such fees, they may retain the full fee and realize a profit or pay them to the Adviser to cover its “Allocated costs,” as such term is defined below. Because the Fund is new, the Fund did not pay any fees to the Distributor as of the most recent fiscal year end.

“Allocated costs” include various internal costs paid by the Distributor to the Adviser for the Adviser’s distribution efforts. These costs encompass a portion of marketing, office and other overhead expenses allocable to the Adviser’s distribution related activities. The Adviser, in its capacity as the Fund’s investment adviser, has an indirect financial interest in the operation of the 12b-1 Plan. David D. Basten and David M. Basten, who are interested persons of the Trust, have an indirect interest in the operation of the 12b-1 Plan by virtue of their positions with the Adviser.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Fund and/or its affiliates. These additional payments may be made to Financial Intermediaries to compensate them for the costs associated with making shares of the Fund available to their customers or registered representatives, including costs for providing the Fund with “shelf space” and/or placing the Fund on a preferred or recommended fund list.

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The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by Financial Intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund. This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. Currently, an open-end fund is permitted to impose a front-end sales load of up to 8.5% of the public offering price, provided it does not also impose an asset-based sales charge. The Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing a significant portion of the assets of the Fund in underlying funds that impose no front-end sales load. Where an underlying fund imposes a sales load, the Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a “family” of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

A factor in the selection of brokers to execute the Fund’s portfolio transactions is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Fund’s portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in advising other funds, and, conversely, research services furnished to the Adviser by brokers in connection with other funds the Adviser advises may be used by the Adviser in advising the Fund. Research and other services provided by brokers to the Adviser or the Fund is in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement. Because the Fund is new, the Fund did not direct any fees for portfolio transactions on behalf of the Fund as of the most recent fiscal year end.

The Fund reserves the right to pay brokerage commissions to brokers affiliated with the Trust or with affiliated persons of such persons. Any such commissions will comply with applicable securities laws and regulations. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or any other affiliated person. Since the Fund’s inception, no brokerage commissions have been paid to such affiliated persons.

The Trust expects that purchases and sales of money market instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions. Thus, the Fund will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Investment decisions for the Frontier Funds are made independently of each other in light of differing considerations. However, the same investment decision may occasionally be made for more than one series of the Trust. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the series of the Trust as to amount according to a

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formula deemed equitable to the Fund. While in some cases this practice could have a detrimental effect upon the price or quantity of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

Portfolio Turnover. The portfolio turnover rate may vary greatly from year to year for the Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Variations in turnover rate from year to year may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook. The annual portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

CAPITAL STOCK AND DIVIDENDS

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series and separate classes. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and non-cumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A and Class L Shares) bear pro-rata the same expenses and are entitled equally to the Fund’s dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class L and Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to the respective class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of the Transfer Agent.

Upon the Trust’s liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, and transactions made as a result of the Automatic Investment Plan.

Rule 18f-3 Plan. The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of the Fund may be exchanged for shares of another series of the Trust. At present, the Fund offers Class L Shares, which have a distribution and service (i.e., 12b-1) fee, but no front-end sales charge or deferred sales charge. The Fund also offers Class A Shares, which have a maximum front-end sales charge of 5.75% and a distribution and service (i.e., 12b-1) fee, but no deferred sales charge. Each class of shares is substantially the same as they both represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses.

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PRICING AND ADDITIONAL PURCHASE AND EXCHANGE INFORMATION

Determining Net Asset Value. The Fund determines its net asset value per share (“NAV”) as of the close of regular trading (generally, 4:00 p.m., eastern time) on the NYSE on each business day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is computed by adding the total value of the Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to the Fund’s Class A or Class L Shares, subtracting any liabilities (including accrued expenses) attributable to the Fund’s Class A or Class L Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. When events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

For more information on calculation of NAV, see “Determining Net Asset Value” in the Fund’s prospectus.

Purchase and Exchange of Shares. When shares of the Fund are initially purchased, an account is automatically established for the shareholder. Any shares of the Fund subsequently purchased or received as a distribution are credited directly to the shareholder’s account. No share certificates are issued. Shareholders will receive at least 60 days notice of any termination or material modification of the exchange privilege described in the applicable prospectus, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with the Fund’s investment objective, policies and restrictions.

Telephone Transactions. Shareholders may initiate three types of transactions by telephone: telephone exchanges; telephone redemptions by wire; and telephone redemptions by check. Once a telephone transaction request has been placed, it cannot be revoked. The telephone redemptions by wire privilege must be elected by you when you fill out your initial application or you may select that option later by completing the appropriate form(s) that is available from Shareholder Services. The telephone exchange privilege and telephone redemptions by check privilege are available to shareholders of the funds automatically, unless declined in the application or in writing.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on an account application and recording the telephone conversation. A shareholder will bear the risk of loss due to unauthorized or fraudulent instructions regarding his or her account, although the Fund may be liable if reasonable procedures are not employed.

Undeliverable Mail. If the U.S. Postal Service cannot deliver a check representing the payment of a distribution to a shareholder, or if any such check remains uncashed for six months, the check(s) will be reinvested in shares of the distributing fund at their then-current NAV per share and all future distributions to that shareholder will be reinvested in fund shares.

TAXATION

Taxation of the Fund – General

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or their shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a RIC. By doing so, it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), including distributions thereof it receives from an underlying fund, that it distributes to its shareholders.

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To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (which includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except, for individual shareholders, the part thereof that is “qualified dividend income,” which would be taxable at the rate for net long-term capital gain – currently, a maximum of 15%) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of Investments in Underlying Funds

The Fund invests, and intend to continue to invest, only in underlying funds that intend to qualify for treatment as RICs. If an underlying fund failed to qualify for that treatment, it would be subject to federal income tax on its income and gains and might adversely affect the Fund’s ability to satisfy the Diversification Requirements and thereby its ability to qualify as a RIC. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

The Fund’s redemption of shares it holds in an underlying fund will result in taxable gain or loss to the Fund, depending on whether the redemption proceeds are more or less than its adjusted basis in the redeemed shares (which normally includes any sales charge paid on them); an exchange of an underlying fund’s shares for shares of another underlying fund normally will have similar tax consequences. However, if the Fund disposes of an underlying fund’s shares (“original shares”) within 90 days after its purchase thereof and subsequently reacquires shares of that underlying fund or acquires shares of another underlying fund on which a sales charge normally is imposed (“replacement shares”), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis in the replacement shares that were subsequently acquired. In addition, if the Fund purchases shares of an underlying fund within thirty days before or after redeeming other shares of that fund at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares (“wash sale rule”).

Taxation of Shareholders

Dividends and other distributions the Fund declares in December generally are taxable to its shareholders as though received on December 31 if paid to them during the following January. Accordingly, those distributions will be taxed to the shareholders for the taxable year in which that December 31 falls.

As noted in the prospectus, certain dividends from the Fund’s investment company taxable income (i.e., “qualified dividend income”), whether paid in cash or reinvested in additional Fund shares, are taxed to individual shareholders at the 15% maximum rate applicable to net long-term capital gain. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. Absent further legislation, the 15% tax rate on qualified dividend income tax and long-term capital gain will cease to apply to taxable years beginning after December 31, 2010.

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Redemptions and exchanges of the Fund’s shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. If a shareholder purchases Fund shares within thirty days before or after redeeming other shares of the Fund at a loss, the wash sale rule will apply. If shares are purchased shortly before the record date for any dividend or capital gain distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

Qualified Retirement Plans. An investment in Fund shares may be appropriate for individual retirement accounts (including “Roth IRAs”), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as “Keogh plans”), simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans (including section 401(k) plans). Dividends and capital gain distributions received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with the Distributor and the employer.

Taxation of Particular Investments

Zero Coupon and Payment-In-Kind Securities. The Fund or an underlying fund may acquire zero coupon securities or other securities issued with original issue discount (“OID”), such as “stripped” U.S. Treasury securities. As a holder of those securities, the Fund or an underlying fund annually must include in its income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, it must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each underlying fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. It may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Foreign Income and Gains. Dividends and interest the Fund or an underlying fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund or an underlying fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund or an underlying fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above.

If the Fund or an underlying fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund or underlying fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund or an underlying fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund or an underlying fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over the underlying fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund or an underlying fund also would be allowed

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to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the underlying fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund’s or an underlying fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 (see below) and 988, special provisions determine the character and timing of any income, gain or loss.

Hedging Strategies (Underlying Funds). The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses an underlying fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts an underlying fund derives with respect to its business of investing in securities or those currencies, will be treated as qualifying income under the Income Requirement.

Certain futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the underlying funds may invest will be “section 1256 contracts.” Section 1256 contracts an underlying fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the underlying fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which an underlying fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If an underlying fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions are not entirely clear.

If the Fund or an underlying fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract an underlying fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund or an underlying fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund or underlying fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

OTHER INFORMATION

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by

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them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust’s Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

The prospectus relating to the Fund and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. or by visiting the SEC’s web site at http://www.sec.gov.

Statements contained in the prospectus and this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

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APPENDIX A: API FUNDS

PROXY VOTING POLICIES AND PROCEDURES

API Funds (the “Trust”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Trust (each, a “Portfolio”).

1. DELEGATION. The Board of Trustees of the Trust (the “Board”) has delegated to the Portfolios’ investment adviser (“Adviser”) the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by the Adviser. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, each Portfolio retains the right to vote proxies relating to its portfolio securities as it may deem appropriate.

2. FIDUCIARY DUTY. The Adviser is a fiduciary to each Portfolio and must vote proxies in a manner consistent with the best interests of the Portfolio and its shareholders. Every reasonable effort should be made to vote proxies. However, the Adviser is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

3. PROXY VOTING SERVICES. The Adviser may engage an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion.

4. CONFLICTS OF INTEREST. The proxy voting guidelines of the Adviser shall address the procedures it would follow with respect to conflicts of interest.

5. REPORTS. The Adviser shall provide a quarterly report to the Board regarding its records of each proxy voted by that the Adviser during the quarter, including any conflicts of interest information required by Section 4. Such report shall include the information required by Form N-PX for each proxy voted. In addition, the Adviser shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

6. REVIEW OF POLICIES AND PROCEDURES. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for a Portfolio unless and until such change is approved by the Board.

7. ROLE OF THE BOARD. The Board shall oversee the proxy voting process and periodically review the Trust’s proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and the Adviser.

Dated: July 10, 2003

YORKTOWN MANAGEMENT & RESEARCH COMPANY INC.

PROXY VOTING POLICIES AND PROCEDURES

Yorktown Management & Research Company, Inc. (“Yorktown”) has adopted the following guidelines (the “Guidelines”) pursuant to which Yorktown, in the absence of special circumstances, generally shall vote proxies. These Guidelines are reasonably designed to ensure that proxies are voted in the best interest of shareholders of API Funds (the “Trust”), in accordance with its fiduciary duties and applicable regulations.

I. DUTY TO VOTE PROXIES

Proxies are an asset of the Trust, which should be treated by Yorktown with the same care, diligence and loyalty as any asset belonging to the Trust. As such, Yorktown views seriously its responsibility to exercise voting authority over securities that are owned by the Trust. The following Guidelines should be observed with respect to proxies. These Guidelines also address special provisions for conflicts of interests that may arise in connection with voting Trust proxies.

A. The Trust has delegated the power to vote proxies to Yorktown. Every reasonable effort should be made to vote proxies. It is the policy of Yorktown to review each proxy statement on an individual basis and to vote exclusively in the best interests of shareholders of the Trust.

B. To document that proxies are being voted, Yorktown should keep a record reflecting (i) when each proxy is first received, (ii) when each proxy is voted, and (iii) how that proxy is voted. Yorktown shall keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation should be prepared stating the reasons why the proxy was not voted. Yorktown shall make its proxy voting history and these Guidelines available to clients upon request. A proxy voting history or these Guidelines (or a description of the Guidelines) shall be sent to a client within three business days of such a request.

C. Although the Trust does not retain the right to vote any securities that it may have on loan, the Trust may terminate the loan and regain the right to vote such securities if the vote was considered important.

II. GUIDELINES FOR VOTING PROXIES

Yorktown generally will vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination should be made whether to support or oppose management’s position. Yorktown believes that the recommendation of management should be given substantial weight, but Yorktown will not support management proposals that may be detrimental to the underlying value of the Trust’s positions.

Yorktown is responsible for administering and overseeing the proxy voting process. On occasion, Yorktown may vote a proxy otherwise than suggested by the Guidelines, but departures from the Guidelines are expected to be rare, and Yorktown will maintain a record supporting such a vote.

A. GENERAL GUIDELINES

NON-MUTUAL FUND PROXIES. All proxies other than mutual fund proxies, are voted in what is believed to be best interests of Trust shareholders and not necessarily always with management. While each situation is considered individually, matters are normally are voted based on the recommendation of the issuer’s management. Matters that could meaningfully impact the position of Trust shareholders are given special consideration and voted in a manner that is believed to support the interests of such shareholders.

MUTUAL FUND PROXIES. The Trust’s series may invest in the securities of other investment companies to the extent permitted under Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (“1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, proxies of mutual funds owned by the Trust’s series will be voted in the same proportion as the vote of all other shareholders of such mutual fund.

B. VOTING PROCESS

Proxies generally are received and voted electronically by Yorktown. With respect to each matter voted upon, Yorktown will record the following information for the Trust:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Portfolio cast its vote on the matter;

•	How the Portfolio cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Portfolio cast its vote for or against management.

Such records will be kept on behalf of the Trust for a period of not less than a rolling twelve-month period beginning July 1, 2003. After votes are cast, Yorktown will perform a review to ensure that all proxies received, and for which a voting obligation exists, have been voted.

III. CONFLICTS OF INTERESTS

Each proxy is reviewed by Yorktown to assess the extent to which there may be a material conflict of interest between Yorktown and the Trust. In addition, Yorktown will assess to the extent there may be a conflict between Trust shareholders’ interests and the interests of Yorktown or the Trust’s principal underwriter. With respect to such conflicts of interest for a Trust series, David D. Basten shall determine the appropriate proxy vote. Examples of a material conflict of interest may be:

•

If a proposal may harm a Trust series financially while enhancing the financial or business prospects of Yorktown. Likewise, if a proposal may harm the financial or business prospects of Yorktown while enhancing a Trust series’ financial position.

All proxy votes determined by the procedures shall be reported to the Trust’s Board of Trustees (the “Board”) at the next quarterly meeting.

IV. RECORDKEEPING AND REPORTING

Yorktown is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. Yorktown will maintain and make available to clients and shareholders of the Trust for review a copy of its Guidelines, proxy statements received regarding client securities, a record of each vote cast, and each written client request for proxy voting records and Yorktown’s response to any client request for such records. In addition, Yorktown will maintain appropriate proxy voting records for the Trust in compliance with applicable regulations under the Investment Company Act of 1940, as amended. Yorktown shall provide quarterly reports to the Board reflecting proxy votes for the Trust during the period covered in the report.

Proxy voting books and records are maintained by Yorktown for five years, the first two in an easily accessible place.

Dated: July 10, 2003

APPENDIX B: DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

DESCRIPTION OF MOODY’S SHORT-TERM DEBT RATINGS

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY’S LONG-TERM DEBT RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca are present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rate Class D of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.

APPENDIX C: HEDGING STRATEGIES

GENERAL DESCRIPTION OF HEDGING STRATEGIES

The Adviser may engage in a variety of strategies (“Hedging Strategies”) involving the use of certain financial instruments, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s portfolio. The Adviser may also hedge currency risks associated with these Funds’ investments in foreign securities through the use of forwarding foreign currency contracts. An underlying fund may also engage in Hedging Strategies.

Hedging Strategies are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, the Funds’ ability to use Hedging Strategies will be limited by tax considerations.

SPECIAL RISKS OF HEDGING STRATEGIES

The use of Hedging Strategies involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow:

(1) Successful use of most Hedging Strategies depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Strategy and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) A Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options). If the Fund were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

The Funds will not use Hedging Strategies for speculative purposes or for purposes of leverage, although an underlying fund may do so. Hedging Strategies, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for Hedging Strategies and will set aside cash or liquid assets in a segregated account with their custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

OPTIONS ACTIVITIES

Each Fund, either directly or through an underlying fund, may write (i.e., sell) call options (“calls”) if the calls are “covered” throughout the life of the option. A call is “covered” if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.

Each Fund, either directly or through an underlying fund, may purchase a call on securities only to effect a “closing transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

Each Fund, either directly or through an underlying fund, may also may write and purchase put options (“puts”). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the funds will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the fund, there can be no assurance that the fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security or stock index, the fund may not sell the underlying security or invest any cash, U.S. Government securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

An underlying fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

In view of the risks involved in using the options strategies described above, each Fund that engages directly in options activities has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

(1) a Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option;

(2) a Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and

(3) a Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Funds, does not exceed 5% of the Fund’s total assets.

The Funds’ activities in the option markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

FUTURES CONTRACTS

A Fund or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated “contract markets” that, through their clearing corporation, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund’s portfolio securities thus declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge an underlying fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make variation margin deposits.

As is the case with options, the Funds’ activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Funds also may save on commissions by using futures contracts as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

In view of the risks involved in using the futures strategies that are described above, each of these Funds has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote.

(1)	a Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund’s total assets; and

(2)	futures contracts and related options will not be purchased if immediately thereafter more than 30% of the Fund’s total assets would be so invested.

OPTIONS ON FUTURES CONTRACTS

A Fund or an underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

Each Fund, either directly or indirectly through an underlying fund, also may purchase put options on interest rate and stock index futures contracts. As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

FORWARD AND FOREIGN CURRENCY CONTRACTS

A Fund or an underlying fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

A Fund or an underlying fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

A Fund or an underlying fund may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund’s total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PART C: OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Declaration of Trust of American Pension Investors Trust (the “Trust” or the “Registrant”) dated January 23, 1985 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(a)(2)	Amendment dated February 13, 1997 to the Registrant’s Declaration of Trust dated January 23, 1985 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-97-000240 on April 16, 1997.

(b)(1)	By-Laws of the Registrant are incorporated herein by reference to Exhibit (2)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(b)(2)	Amendment dated September 16, 1988 to the Registrant’s By-Laws is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(c)	Instrument defining the rights of holders of the Registrant’s shares of beneficial interest is incorporated herein by reference to Exhibit (4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(d)(1)	Investment Advisory and Administrative Services Agreement dated December 28, 1990 between the Registrant and American Pension Investors, Inc., relating to the Income Fund (now the API Efficient Frontier Capital Income Fund) and Growth Fund (now the API Efficient Frontier Growth Fund), is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(d)(2)	Investment Advisory and Administrative Services Agreement dated September 30, 1992 between the Registrant and American Pension Investors, Inc., relating to the Yorktown Classic Value Trust (now the API Efficient Frontier Value Fund), is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(d)(3)	Investment Advisory and Administrative Services Agreement dated May 31, 1997 between the Registrant and Yorktown Management & Research Company, Inc., relating to the Multiple Index Trust (now the API Efficient Frontier Multiple Index Fund) and Treasuries Trust (now the API Efficient Frontier Income Fund), is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-98-000001 on January 5, 1998.

(d)(4)	Investment Advisory Agreement dated March 17, 2009 between the Registrant and Yorktown Management & Research Company, Inc., relating to the API Master Allocation Fund, is filed herewith.

(e)(1)	Form of Distribution Agreement dated June 7, 2004 between the Registrant and Unified Financial Securities, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(e)(2)	Form of Dealer Agreement with Unified Financial Securities, Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(f)	Not Applicable.

(g)(1)	Custody Agreement dated June 23, 2006 between the Registrant and UMB Bank, N.A. is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

(g)(2)	Revised Appendix B, amended and restated as of dated February 27, 2009 to the Custody Agreement dated June 23, 2006 between the Registrant and UMB Bank, N.A., is filed herewith.

(g)(3)	Revised Appendix C, amended and restated as of dated February 27, 2009, to the Custody Agreement dated June 23, 2006 between the Registrant and UMB Bank, N.A., is filed herewith.

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(h)(1)	Form of Mutual Fund Services Agreement dated June 1, 2004 between the Registrant and Unified Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(h)(2)	Revised Exhibit A, amended and restated as of dated February 27, 2009, to the Mutual Fund Services Agreement dated June 1, 2004 between the Registrant and Unified Fund Services, Inc., is filed herewith.

(h)(3)	Form of Accounting and Pricing Services Agreement dated May 28, 2004 between the Registrant and Yorktown Management & Research Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

(h)(4)	Revised Exhibit A, amended and restated as of dated February 27, 2009, to the Accounting and Pricing Services Agreement dated May 28, 2004 between the Registrant and Yorktown Management & Research Company, Inc, is filed herewith.

(h)(5)	Shareholder Servicing Plan dated July 12, 2006 and Amended and Restated Schedule A thereto dated April 6, 2007 is incorporated herein by reference to Exhibit (h)(3) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

(h)(6)	Revised Exhibit A, amended and restated as of dated February 27, 2009, to the Shareholder Servicing Plan dated July 12, 2006 between the Registrant and UMB Bank, N.A., is filed herewith.

(h)(7)	Administrative Services Agreement dated March 17, 2009 between the Registrant and Yorktown Management & Research Company, Inc., relating to the API Master Allocation Fund, is filed herewith.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Contribution Agreement dated March 12, 1985 between the Registrant and American Pension Investors, Inc. is incorporated herein by reference to Exhibit (13) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated July 1, 2004 and Appendix A thereto, as last revised July 12, 2006, is incorporated herein by reference to Exhibit (m) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

(m)(2)	Revised Exhibit A, amended and restated as of dated February 27, 2009, to the Plan of Distribution dated July 1, 2004 pursuant to Rule 12b-1, is filed herewith.

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated February 27, 2009 and Schedule A thereto, is filed herewith.

(o)	Reserved.

(p)	Code of Ethics revised as of February 1, 2005 for the Registrant and Yorktown Management & Research Company, Inc. is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-05-000620 on August 1, 2005.

Item 24.	Persons Controlled By or Under Common Control with Registrant

None.

Item 25.	Indemnification

Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such Person; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the

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Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person’s position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

Paragraph (c) of Article VI of the By-Laws allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

Paragraph (e) of Article VI of the By-Laws provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

Paragraph (f) of Article VI of the By-Laws provides that agents and employees of the Trust who are not Trustees or officers may be indemnified under the above-mentioned standards at the discretion of the Board.

Paragraph (g) of Article VI of the By-Laws provides that indemnification pursuant to that Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

Paragraph (h) of Article VI of the By-Laws provides that “nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.”

Paragraph (i) of Article VI of the By-Laws provides that the Trust may purchase insurance for any persons against liability but that “insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.”

Paragraph 9 of the Investment Advisory and Administrative Services Agreement dated December 28, 1990, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. (the “Adviser”) shall have no liability to the Trust, or its shareholders or creditors, for any error in business judgment, or for any loss arising out of any investment, or for any other act or omission in performance of its obligations to the Trust pursuant to the Agreement except (1) for actions and omissions constituting violations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, as amended (the “1933 Act”) or other federal securities laws, (2) in circumstances where the Adviser has failed to conform to reasonable business standards, and (3) by reason of its willful misfeasance, bad faith or reckless disregard of its duties and obligations.

Paragraph 9 of the Investment Advisory and Administrative Services Agreements dated September 30, 1992 and May 31, 1997, respectively, provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of these Agreements shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

Paragraph 10 of the Investment Advisory Agreement dated March 17, 2009 provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein

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shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

Paragraph 9 of the Distribution Agreement dated June 7, 2004 between Unified Financial Services, Inc. (the “Distributor”) provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributor or any agent or employee of the Distributor or any other person for whose acts the Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. The Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of the Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term “expenses” for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Distributor’s consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Information regarding the officers and directors of the Trust’s investment adviser, Yorktown Management & Research Company, Inc., is included in its current Form ADV filed with the SEC (Registration number 801-23441) and is incorporated herein by reference.

Item 27.	Principal Underwriters

a.	Unified Financial Securities, Inc. serves as the distributor for the following investment companies:

API Trust

Dividend Growth Trust

Dremen High Opportunity Fund

LCM Landmark Series Fund

The Penn Street Fund Inc.

RiverNorth Funds

Skyhawk Funds Trust

TrendStar Funds

Unified Series Trust

James Advantage Funds

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b.	The table below lists the officers and directors of Unified Financial Securities, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Melissa K. Gallagher	President	None

Stephen D. Highsmith, Jr.	Senior Vice President	None

John Swhear	Chief Compliance Officer	None

Anna Maria Spurgin	Assistant Vice President Supervisory Principal	None

Karyn E. Cunningham	Controller	None

Item 28.	Location of Accounts and Records

With the exceptions noted below, Yorktown Management and Research Company, Inc. (2303 Yorktown Avenue, Lynchburg, Virginia 24501) maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder.

With the exceptions noted below, Unified Financial Securities, Inc. (P.O. Box 6110, Indianapolis, Indiana 46206-6110) maintains the books, accounts and records required to be maintained pursuant to Rule 31(a)-1(d) under the 1940 Act.

Unified Financial Services, Inc. (P.O. Box 6110, Indianapolis, Indiana 46206-6110) maintains the books, records and accounts required to be maintained pursuant to Rule 31a-1(b)(2)(iv) under the 1940 Act.

Item 29.	Management Services

None.

Item 30.	Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 47 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lynchburg, Commonwealth of Virginia on the 18th day of March, 2009.

AMERICAN PENSION INVESTORS TRUST

/s/ David D. Basten
David D. Basten, President

Pursuant to the requirements of the Securities Act, PEA No. 47 has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David D. Basten David D. Basten	Trustee and President (Principal Executive Officer)	March 18, 2009

* David M. Basten	Trustee	March 18, 2009

* Mark A. Borel	Trustee	March 18, 2009

* Stephen B. Cox	Trustee	March 18, 2009

* G. Edgar Dawson III	Trustee	March 18, 2009

* Wayne C. Johnson	Trustee	March 18, 2009

/s/ Charles D. Foster Charles D. Foster	Chief Financial Officer	March 18, 2009

*By:	/s/ David D. Basten
David D. Basten

*	Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-08-261667 on December 30, 2008.

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit (d)(4)	Investment Advisory Agreement dated March 17, 2009 between the Registrant and Yorktown Management & Research Company, Inc., relating to the API Master Allocation Fund

Exhibit (g)(2)	Revised Appendix B to the Custody Agreement between the Registrant and UMB Bank, N.A.

Exhibit (g)(3)	Revised Appendix C to the Custody Agreement between the Registrant and UMB Bank, N.A.

Exhibit (h)(2)	Revised Exhibit A to the Mutual Fund Services Agreement between the Registrant and Unified Fund Services, Inc.

Exhibit (h)(4)	Revised Exhibit A to the Accounting and Pricing Services Agreement between the Registrant and Yorktown Management & Research Company, Inc.

Exhibit (h)(6)	Revised Exhibit A to the Shareholder Servicing Plan between the Registrant and UMB Bank, N.A.

Exhibit (h)(7)	Administrative Servicing Agreement dated March 17, 2009 between the Registrant and Yorktown Management & Research Company, Inc., relating to the API Master Allocation Fund.

Exhibit (i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

Exhibit (m)(2)	Revised Exhibit A to the Plan of Distribution pursuant to Rule 12b-1

Exhibit (n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3

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